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                                                       SCHEDULE TO EXHIBIT 10.18


                         MORRISON KNUDSEN CORPORATION

                          INDEMNIFICATION AGREEMENTS


               Name                         Date of Agreement
               ----                         -----------------
         David H. Batchelder                September 12, 1996
         Reed N. Brimhall                   April 19, 1999
         Anthony S. Cleberg                 May 5, 1997
         Frank S. Finlayson                 July 29, 1997
         Leo A. Giacometto                  September 20, 1999
         Stephen G. Hanks                   September 12, 1996
         Alvia L. Henderson                 September 12, 1996
         Leonard R. Judd                    September 12, 1996
         Roger J. Ludlam                    February 1, 1999
         Robert S. Miller, Jr.              September 12, 1996
         Dorn Parkinson                     September 12, 1996
         Richard D. Parry                   September 12, 1996
         Terry W. Payne                     September 12, 1996
         John D. Roach                      September 12, 1996
         Jonathan M. Robertson              September 12, 1996
         Lisa H. Ross                       September 12, 1996
         Ambrose L. Schwallie               August 6, 1999
         Craig G. Taylor                    April 10, 1997
         Dennis R. Washington               September 12, 1996
         Thomas H. Zarges                   September 12, 1996